Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094

Leuthold Funds, Inc.

November 1, 2011

Supplement to the Prospectus dated January 31, 2011
As previously supplemented October 3, 2011

Additional Information Regarding Portfolio Manager Changes

As stated in the October 3, 2011 Supplement to the Prospectus, Steve Leuthold transitioned out of his roles as portfolio manager to the Leuthold Funds and as the Chief Investment Officer of the Leuthold Funds’ investment adviser, Leuthold Weeden Capital Management.  Mr. Leuthold remains active in Leuthold Weeden Capital Management, managing some private accounts, serving in an advisory role to the firm’s mutual funds, and publishing investment research.  Mr. Leuthold will also continue to serve on the board of directors for the Leuthold Funds and will continue to maintain his ownership in the Funds’ adviser.

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The date of this Supplement is November 1, 2011.

Please retain this Supplement for future reference.